SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 MARCH 25, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                     Commission                IRS Employer
jurisdiction                       File Number               Identification
of incorporation                                             Number

Delaware                            1-3492                   No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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     INFORMATION TO BE INCLUDED IN REPORT

Item 5.           Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On March 25, 1996, registrant issued a press release entitled Celeste Colgan Named Vice President for Human Resources pertaining, among other things, to an announcement that registrant has named Celeste Colgan as Vice President for Human Resources effective April 1, 1996. Ms. Colgan is currently director of the Wyoming Department of Commerce. Ms. Colgan will be responsible for coordinating policies regarding human resources and executive compensation across all Halliburton operating units.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated March 25, 1996

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:    March 25, 1996                     By: _______________________
                                                  Robert M. Kennedy
                                                  Vice President - Legal




























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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                      Description                       Numbered Page

  20                        Press Release of
                            March 25, 1996                       5 of 5
                            Incorporated by Reference
































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